FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-2	1,653 records

Friedman Billings Ramsey	Group I

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Originator	Loans	Balance	Balance	Coupon	Score	LTV

Encore	620	184,733,933.52	50.71	6.655	627	81.32
Resmae	993	168,205,845.32	46.18	7.336	654	82.53
Quickloan	40	11,326,914.47	3.11	7.241	620	70.31

Total:	1,653	364,266,693.31	100.00	6.988	639	81.53

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	5	1,090,853.16	0.30	4.992	612	75.32
5.001 - 5.500	62	17,974,816.95	4.93	5.330	649	76.00
5.501 - 6.000	166	50,014,267.71	13.73	5.873	648	76.70
6.001 - 6.500	236	71,414,032.17	19.60	6.322	647	79.38
6.501 - 7.000	361	99,804,475.40	27.40	6.842	638	80.58
7.001 - 7.500	166	43,276,725.36	11.88	7.305	637	83.66
7.501 - 8.000	149	33,192,376.49	9.11	7.801	621	83.92
8.001 - 8.500	70	13,242,287.78	3.64	8.317	593	83.56
8.501 - 9.000	68	12,232,100.55	3.36	8.805	631	87.86
9.001 - 9.500	43	3,729,152.49	1.02	9.360	651	91.50
9.501 - 10.000	160	9,095,470.16	2.50	9.840	659	95.80
10.001 – 10.500	65	3,914,998.33	1.07	10.369	648	98.44
10.501 – 11.000	72	3,839,756.21	1.05	10.877	629	98.09
11.001 – 11.500	29	1,270,481.43	0.35	11.217	624	99.88
11.501 – 12.000	1	174,899.12	0.05	11.990	685	89.71

Total:	1,653	364,266,693.31	100.00	6.988	639	81.53

Min: 4.990
Max: 11.990
Weighted Average: 6.988

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 – 50,000.00	187	6,077,220.67	1.67	10.053	660	98.01
50,000.01 – 100,000.00	300	22,785,851.98	6.26	8.986	652	88.90
100,000.01 – 150,000.00	217	26,862,001.72	7.37	7.374	638	79.52
150,000.01 – 200,000.00	179	31,732,051.55	8.71	6.922	643	77.61
200,000.01 – 250,000.00	127	28,633,325.22	7.86	6.750	645	79.02
250,000.01 – 300,000.00	133	36,276,839.36	9.96	6.595	642	77.99
300,000.01 – 350,000.00	83	26,935,665.78	7.39	6.716	661	80.46
350,000.01 – 400,000.00	189	71,234,675.41	19.56	6.797	638	82.84
400,000.01 – 450,000.00	109	46,207,093.15	12.68	6.679	622	81.76
450,000.01 – 500,000.00	68	32,516,012.75	8.93	6.675	638	83.76
500,000.01 – 550,000.00	31	16,400,625.51	4.50	6.818	623	81.06
550,000.01 – 600,000.00	22	12,646,188.60	3.47	6.756	617	82.67
600,000.01 – 650,000.00	3	1,895,625.59	0.52	6.986	604	83.52
700,000.01 – 750,000.00	2	1,475,894.38	0.41	5.925	660	80.00
750,000.01 – 800,000.00	1	790,000.00	0.22	6.880	599	64.49
800,000.01 – 850,000.00	1	800,100.00	0.22	8.520	723	90.00
950,000.01 – 1,000,000.00	1	997,521.64	0.27	6.990	618	44.44

Total:	1,653	364,266,693.31	100.00	6.988	639	81.53

Min: $12,592.38
Max: $997,521.64
Average: $220,367.03

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2	1,653 records

Friedman Billings Ramsey	Group I

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	628	149,381,141.47	41.01	6.966	622	80.25
ARM 2/28 IO	453	143,973,682.28	39.52	6.661	653	81.65
Balloon 30/15	376	20,931,841.65	5.75	10.033	670	99.69
Fixed 30 yr	96	20,591,699.30	5.65	6.773	636	71.98
ARM 1/29	25	8,401,692.05	2.31	6.848	607	82.21
ARM 3/27 IO	21	7,981,575.39	2.19	6.412	650	83.17
Fixed 30 yr IO	14	4,783,977.71	1.31	6.330	663	76.43
ARM 3/27	13	3,493,869.41	0.96	6.911	630	85.06
ARM 6 Month Libor	9	2,712,236.95	0.74	7.032	659	87.94
Fixed 15 yr	12	944,337.15	0.26	7.505	666	64.80
ARM 5/25 IO	1	495,000.00	0.14	6.500	601	75.00
ARM 5/25	2	351,362.37	0.10	6.218	607	69.30
Fixed 10 yr	2	121,984.97	0.03	6.704	668	37.85
Fixed 20 yr	1	102,292.61	0.03	7.990	533	47.91

Total:	1,653	364,266,693.31	100.00	6.988	639	81.53

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	1,152	316,790,559.92	86.97	6.808	637	81.11
Balloon	376	20,931,841.65	5.75	10.033	670	99.69
Fixed	125	26,544,291.74	7.29	6.723	642	72.28

Total:	1,653	364,266,693.31	100.00	6.988	639	81.53

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Interest Only	Loans	Balance	Balance	Coupon	Score	LTV

Non-Interest Only	1,164	207,032,457.93	56.84	7.254	628	81.52
Interest Only	489	157,234,235.38	43.16	6.637	653	81.55

Total:	1,653	364,266,693.31	100.00	6.988	639	81.53

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

1	803	136,916,033.58	37.59	7.352	655	82.95
2	221	40,226,311.63	11.04	7.267	641	78.29
3	24	7,523,549.28	2.07	7.340	669	77.06
4	461	131,115,348.25	35.99	6.725	628	80.91
5	87	29,792,585.81	8.18	6.610	616	83.89
6	39	13,255,742.59	3.64	6.043	615	80.36
7	17	5,239,484.61	1.44	5.971	614	81.53
8	1	197,637.56	0.05	5.240	607	70.00

Total:	1,653	364,266,693.31	100.00	6.988	639	81.53

Min: 1
Max: 8
Weighted Average: 3

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2	3,653 records

Friedman Billings Ramsey	Group I

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	1,271	343,016,764.41	94.17	6.798	637	80.42
2	382	21,249,928.90	5.83	10.049	670	99.61

Total:	1,653	364,266,693.31	100.00	6.988	639	81.53

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

10.01 - 15.00	1	39,948.54	0.01	6.200	781	11.03
15.01 - 20.00	1	99,789.75	0.03	9.240	492	18.35
20.01 - 25.00	2	143,419.98	0.04	7.936	653	22.49
25.01 - 30.00	4	828,269.68	0.23	7.198	554	27.39
30.01 - 35.00	4	414,264.01	0.11	6.520	665	32.11
35.01 - 40.00	8	924,726.54	0.25	7.393	588	37.87
40.01 - 45.00	22	4,675,695.85	1.28	6.842	613	43.15
45.01 - 50.00	25	4,695,410.69	1.29	6.606	601	48.71
50.01 - 55.00	39	7,320,331.58	2.01	6.573	598	52.90
55.01 - 60.00	38	7,971,900.60	2.19	6.788	596	57.88
60.01 - 65.00	20	7,306,818.57	2.01	6.670	602	63.58
65.01 - 70.00	25	8,354,535.28	2.29	6.490	595	68.74
70.01 - 75.00	37	12,764,578.33	3.50	6.679	589	73.88
75.01 - 80.00	646	159,964,672.24	43.91	6.591	650	79.87
80.01 - 85.00	104	38,593,133.90	10.59	6.802	614	84.07
85.01 - 90.00	142	49,651,750.44	13.63	7.049	630	89.77
90.01 - 95.00	130	31,968,743.34	8.78	7.568	666	94.83
95.01 - 100.00	405	28,548,703.99	7.84	9.294	679	99.97

Total:	1,653	364,266,693.31	100.00	6.988	639	81.53

Min: 11.03
Max: 100.00
Weighted Average: 81.53

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4	1, 653 records

Friedman Billings Ramsey	Group I

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original CLTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

10.01 - 15.00	1	39,948.54	0.01	6.200	781	11.03
15.01 - 20.00	1	99,789.75	0.03	9.240	492	18.35
20.01 - 25.00	2	143,419.98	0.04	7.936	653	22.49
25.01 - 30.00	4	828,269.68	0.23	7.198	554	27.39
30.01 - 35.00	4	414,264.01	0.11	6.520	665	32.11
35.01 - 40.00	8	924,726.54	0.25	7.393	588	37.87
40.01 - 45.00	22	4,675,695.85	1.28	6.842	613	43.15
45.01 - 50.00	25	4,695,410.69	1.29	6.606	601	48.71
50.01 - 55.00	39	7,320,331.58	2.01	6.573	598	52.90
55.01 - 60.00	38	7,971,900.60	2.19	6.788	596	57.88
60.01 - 65.00	20	7,306,818.57	2.01	6.670	602	63.58
65.01 - 70.00	23	7,761,716.05	2.13	6.425	592	68.65
70.01 - 75.00	34	12,266,355.84	3.37	6.664	590	73.83
75.01 - 80.00	90	33,437,970.87	9.18	6.680	605	79.33
80.01 - 85.00	91	35,251,815.01	9.68	6.789	613	84.11
85.01 - 90.00	129	47,144,291.84	12.94	7.045	629	89.43
90.01 - 95.00	154	39,135,784.39	10.74	7.387	664	92.38
95.01 - 100.00	913	143,120,093.59	39.29	7.164	666	84.18
100.01 - 105.00	55	11,728,089.93	3.22	6.204	634	80.54

Total:	1,653	364,266,693.31	100.00	6.988	639	81.53

Min: 11.03
Max: 100.43
Weighted Average: 88.68

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

475 - 499	5	653,144.04	0.18	10.053	488	47.44
500 - 524	23	5,750,734.46	1.58	7.885	509	70.93
525 - 549	48	11,664,849.85	3.20	7.416	535	71.11
550 - 574	87	25,365,627.05	6.96	7.238	562	75.74
575 - 599	162	37,654,575.49	10.34	6.945	588	77.24
600 - 624	295	69,991,781.70	19.21	6.833	612	80.70
625 - 649	301	66,149,874.41	18.16	7.002	636	83.03
650 - 674	264	54,887,729.10	15.07	6.979	660	84.16
675 - 699	193	37,114,286.03	10.19	6.982	686	84.79
700 - 724	127	27,535,959.09	7.56	6.843	711	85.36
725 - 749	76	14,019,207.66	3.85	6.863	736	84.71
750 - 774	55	10,117,073.87	2.78	7.036	762	86.40
775 - 799	14	2,497,422.39	0.69	6.783	780	85.10
800 - 824	3	864,428.17	0.24	6.361	805	82.23

Total:	1,653	364,266,693.31	100.00	6.988	639	81.53

Min: 481
Max: 809
NZ Weighted Average: 639

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	1,222	216,953,872.52	59.56	7.206	656	85.07
Cashout Refinance	397	134,412,494.21	36.90	6.701	612	75.72
Rate/Term Refinance	34	12,900,326.58	3.54	6.308	627	82.69

Total:	1,653	364,266,693.31	100.00	6.988	639	81.53

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2	4,653 records

Friedman Billings Ramsey	Group I

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	1,232	275,063,676.42	75.51	6.971	637	81.21
PUD	166	39,192,721.83	10.76	7.063	636	83.63
Condo	157	25,561,779.09	7.02	7.143	660	83.74
Duplex	64	14,819,797.87	4.07	6.826	658	79.77
Townhouse	22	5,633,605.48	1.55	6.970	642	87.67
3-4 Family	9	3,240,976.72	0.89	7.074	613	66.49
Manufactured	3	754,135.90	0.21	6.932	607	68.19

Total:	1,653	364,266,693.31	100.00	6.988	639	81.53

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	871	181,431,558.01	49.81	7.384	659	83.91
Full	750	171,940,138.55	47.20	6.581	620	79.25
Limited	32	10,894,996.75	2.99	6.799	590	78.18

Total:	1,653	364,266,693.31	100.00	6.988	639	81.53

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	1,630	356,527,937.11	97.88	6.972	639	81.65
Non-Owner Occupied	19	6,231,505.53	1.71	7.887	633	76.02
Second Home	4	1,507,250.67	0.41	6.911	652	77.89

Total:	1,653	364,266,693.31	100.00	6.988	639	81.53

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4	1,653 records

Friedman Billings Ramsey	Group I

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Alaska	1	140,893.52	0.04	6.750	634	43.00
Arizona	19	2,560,434.55	0.70	6.902	654	79.70
California	828	224,430,922.41	61.61	6.833	641	80.51
Colorado	21	2,121,593.59	0.58	7.489	637	83.06
Connecticut	11	2,371,225.19	0.65	6.810	659	82.82
District of Columbia	4	1,719,286.22	0.47	7.656	614	88.14
Florida	151	26,754,323.42	7.34	7.198	635	80.61
Georgia	15	2,867,144.40	0.79	7.032	636	85.27
Hawaii	2	354,356.74	0.10	7.735	666	83.97
Illinois	209	34,563,977.17	9.49	7.359	649	84.52
Indiana	1	62,539.71	0.02	8.290	703	95.00
Iowa	1	147,572.49	0.04	8.990	692	100.00
Kansas	3	154,686.52	0.04	7.728	673	80.53
Louisiana	4	283,480.37	0.08	7.372	668	82.76
Maryland	14	5,567,061.13	1.53	6.983	611	81.70
Massachusetts	5	1,364,668.34	0.37	7.188	578	75.25
Michigan	12	2,220,725.14	0.61	7.424	636	88.33
Minnesota	19	3,170,301.00	0.87	6.882	638	80.79
Mississippi	2	239,547.45	0.07	8.613	528	75.71
Missouri	27	2,245,886.25	0.62	7.649	643	83.61
Nevada	29	6,336,269.88	1.74	7.127	625	81.09
New Jersey	4	1,329,660.54	0.37	6.790	628	77.18
New York	32	11,934,017.56	3.28	6.927	629	83.41
North Carolina	3	529,412.35	0.15	6.968	657	90.66
Ohio	4	659,715.66	0.18	7.604	664	97.96
Oklahoma	18	1,248,380.82	0.34	7.511	625	82.91
Oregon	17	2,597,665.33	0.71	6.985	652	78.58
Pennsylvania	5	722,232.59	0.20	7.708	567	82.57
Rhode Island	1	199,500.00	0.05	7.750	655	95.00
South Carolina	3	544,789.30	0.15	7.744	648	93.83
Tennessee	1	74,751.43	0.02	6.990	709	100.00
Texas	121	10,124,761.72	2.78	7.759	624	84.04
Utah	21	2,826,925.88	0.78	7.053	646	84.08
Virginia	28	9,388,499.34	2.58	6.935	623	87.00
Washington	8	1,345,416.12	0.37	6.634	641	82.10
West Virginia	1	136,627.29	0.04	9.440	540	59.83
Wisconsin	8	927,441.89	0.25	8.580	624	85.28

Total:	1,653	364,266,693.31	100.00	6.988	639	81.53

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	383	73,778,436.91	20.25	7.352	643	83.57
12	82	26,334,892.35	7.23	6.983	640	82.84
24	1,033	229,270,576.83	62.94	6.930	639	81.65
36	155	34,882,787.22	9.58	6.597	629	75.49

Total:	1,653	364,266,693.31	100.00	6.988	639	81.53

Loans with Penalty: 79.75

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2	4,653 records

Friedman Billings Ramsey	Group I

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

0.501 - 1.000	1	108,800.00	0.03	7.545	627	80.00
3.501 - 4.000	14	2,212,786.71	0.70	7.070	672	81.54
4.001 - 4.500	29	4,672,362.55	1.47	6.854	660	79.55
4.501 - 5.000	46	11,500,352.54	3.63	6.815	641	80.36
5.001 - 5.500	13	4,201,867.41	1.33	6.695	621	78.16
5.501 - 6.000	847	235,363,516.57	74.30	6.711	643	81.56
6.001 - 6.500	66	17,137,369.65	5.41	7.317	657	87.19
6.501 - 7.000	131	40,403,583.19	12.75	7.135	585	77.12
7.001 - 7.500	5	1,189,921.30	0.38	7.325	607	63.23

Total:	1,152	316,790,559.92	100.00	6.808	637	81.11

Min: 1.000
Max: 7.250
Weighted Average (>0): 6.022

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	5	821,204.99	0.26	5.414	716	66.22
11.501 - 12.000	32	8,342,137.81	2.63	5.737	651	76.12
12.001 - 12.500	101	28,121,106.16	8.88	5.730	642	77.39
12.501 - 13.000	210	56,508,427.79	17.84	6.211	642	78.45
13.001 - 13.500	206	61,081,082.81	19.28	6.458	650	80.53
13.501 - 14.000	299	85,118,829.98	26.87	6.966	635	81.76
14.001 - 14.500	126	36,119,153.85	11.40	7.433	626	84.50
14.501 - 15.000	98	23,776,475.22	7.51	7.958	617	85.46
15.001 - 15.500	34	8,219,434.24	2.59	8.422	600	85.38
15.501 - 16.000	32	7,619,956.21	2.41	8.872	625	87.12
16.001 - 16.500	4	443,211.61	0.14	9.577	573	76.62
16.501 - 17.000	2	333,698.50	0.11	9.905	487	50.42
17.001 - 17.500	2	166,014.68	0.05	10.240	532	75.58
17.501 - 18.000	1	119,826.07	0.04	10.990	495	50.63

Total:	1,152	316,790,559.92	100.00	6.808	637	81.11

Min: 11.350
Max: 17.990
Weighted Average (>0): 13.591

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4	1,653 records

Friedman Billings Ramsey	Group I

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	5	1,090,853.16	0.34	4.992	612	75.32
5.001 - 5.500	61	17,801,091.37	5.62	5.329	648	76.34
5.501 - 6.000	141	43,391,018.96	13.70	5.863	644	78.25
6.001 - 6.500	207	63,609,636.62	20.08	6.329	649	80.37
6.501 - 7.000	338	94,766,385.99	29.91	6.842	639	81.17
7.001 - 7.500	150	40,415,673.42	12.76	7.299	637	83.88
7.501 - 8.000	134	30,704,410.13	9.69	7.799	619	83.72
8.001 - 8.500	49	11,569,408.15	3.65	8.306	585	82.80
8.501 - 9.000	44	10,573,170.74	3.34	8.792	621	86.92
9.001 - 9.500	8	1,391,092.64	0.44	9.267	591	82.98
9.501 - 10.000	10	1,083,586.28	0.34	9.784	538	67.26
10.001 - 10.500	4	274,406.39	0.09	10.218	546	81.44
10.501 - 11.000	1	119,826.07	0.04	10.990	495	50.63

Total:	1,152	316,790,559.92	100.00	6.808	637	81.11

Min: 4.990
Max: 10.990
Weighted Average (>0): 6.809

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	301	59,668,633.50	18.84	7.082	635	79.45
1.500	281	82,624,813.23	26.08	6.842	664	80.96
2.000	34	11,113,929.00	3.51	6.893	620	83.61
3.000	536	163,383,184.19	51.57	6.686	625	81.62

Total:	1,152	316,790,559.92	100.00	6.808	637	81.11

Min: 1.000
Max: 3.000
Weighted Average (>0): 2.197

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	607	150,619,143.61	47.55	6.964	649	79.86
1.500	38	11,969,605.90	3.78	6.888	620	83.85
2.000	507	154,201,810.41	48.68	6.650	625	82.12

Total:	1,152	316,790,559.92	100.00	6.808	637	81.11

Min: 1.000
Max: 2.000
Weighted Average (>0): 1.506

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2	4,653 records

Friedman Billings Ramsey	Group I

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Months to Next Adjustment	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

7	6	2,229,459.82	1.36	6.618	606	80.72
8	19	6,172,232.23	3.78	6.931	607	82.74
16	1	197,637.56	0.12	5.240	607	70.00
17	16	5,069,902.23	3.10	5.998	616	81.66
18	39	13,255,742.59	8.11	6.043	615	80.36
19	70	23,133,469.54	14.15	6.585	612	83.81
20	345	99,322,797.19	60.76	6.763	627	82.11
21	14	4,800,107.65	2.94	7.260	680	77.45
31	5	1,888,806.61	1.16	6.868	634	84.05
32	17	6,223,992.73	3.81	6.378	637	84.26
33	2	813,668.84	0.50	7.424	628	87.23
55	1	198,799.42	0.12	5.050	619	77.67
56	1	152,562.95	0.09	7.740	592	58.40

Total:	536	163,459,179.36	100.00	6.661	625	82.15

Min: 7
Max: 56
Weighted Average: 20

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.